UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2005

The Stanley Works
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2005, the Compensation and Organization Committee of the Board of Directors approved a form of award certificate for grants of Restricted Stock Unit Awards under the Company's 1997 Long Term Incentive Plan. A copy of the form of Award Certificate is filed herewith as Exhibit 4.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported, on July 26, 2005, the Board of Directors elected Lawrence A. Zimmerman to serve as a Director of the Company. On December 13, 2005, Mr. Zimmerman was elected to serve on the Audit and Compensation and Organization Committtees of the Board.

Item 9.01 Financial Statements and Exhibits.

4.1 Form of Restricted Stock Unit Award Certificate for grants of restricted stock units pursuant to 1997 Long Term Incentive Plan.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

December 15, 2005	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Form of Restricted Stock Unit Award Certificate for grants of restricted stock units pursuant to 1997 Long Term Incentive Plan.